SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549




                                 FORM 8-K

                             Current Report
                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported)
                              April 30, 1998

                          INDIANA UNITED BANCORP
          (Exact Name of Registrant as Specified in its Charter)

                                  Indiana
              (State or Other Jurisdiction of Incorporation)

     0-12422                                         35-1562245
(Commission File Number)                 (I.R.S. Employee Identification No.)

  201 N. Broadway, Greensburg, Indiana                 47240
(Address of principal executive offices)            (Zip Code)

                              (812) 663-0157
            Registrant's telephone number, including area code:

Item 2. Acquisition or Disposition of Assets

    On April 30, 1998, the Registrant consummated its previously announced merger transaction with P.T.C. Bancorp (the "Merger"). In the Merger, P.T.C. Bancorp was merged into the Registrant and the Registrant acquired a third banking subsidiary, Peoples Trust Company, Brookville, Indiana. The Registrant has issued in connection with the Merger 1,136,417 additional Common Shares.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a) Financial Statements of Businesses Acquired.

      Financial statements required by this item will be filed by an amendment to this report on or before July 9, 1998.

     (b) Pro Forma Financial Information

      The pro forma financial information required by this item will be filed by an amendment to this report on or before July 9, 1998.

     (c)  Exhibits.

         (2) Plan of acquisition, reorganization, arrangement, liquidation or succession

             Agreement and Plan of Merger, dated as of October 8, 1997, between Indiana United Bancorp and P.T.C. Bancorp (included as an exhibit to Registrant's Current Report on Form 8-K filed with the Commission on October 22, 1997, Commission File No. 0-12422, which exhibit is incorporated herein by reference).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                          INDIANA UNITED BANCORP



                                          By:/s/ Robert E. Hoptry
                                          Robert E. Hoptry, Chairman
                                          and Chief Executive Officer

Dated:  May 13,1998

                               INDEX TO EXHIBITS

 Exhibit                                                            Sequentially
   No.        Description of Document                                 Numbered

   2 Agreement and Plan of Merger, dated as of October 8, 1997, between Indiana United Bancorp and P.T.C. Bancorp (included as an exhibit to the Registrant's Current Report on Form 8-K filed with the Commission on October 22, 1997, Commission File No. 0-12422, which exhibit is incorporated herein by reference).